SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of theSecurities
Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 4, 2004

InKine Pharmaceutical Company, Inc.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation or organization)

0-24972	13-3754005
(Commission File Number)	(I.R.S. Employer Identification Number)

1787 Sentry Parkway West
Building 18, Suite 440
   Blue Bell, Pennsylvania                               19422
(Address of principal executive offices)    (Zip Code)

(215) 283-6850
(Registrant’s telephone number, including area code)

Item 7.      Financial Statements and Exhibits.

              (a)        Financial statements of businesses acquired.

                None.

              (b)        Pro forma financial information.

                None.

              (c)        Exhibits.

                99.1 Press release, dated November 4, 2004.

Item 12.     Results of Operations and Financial Condition.

        On November 4, 2004, InKine Pharmaceutical Company, Inc. issued a press release announcing its results of operations for the three and nine-months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item.

        The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INKINE PHARMACEUTICAL COMPANY, INC.

By: ROBERT F. APPLE
Robert F. Apple
Chief Operating and Financial Officer

Dated: November 8, 2004

EXHIBIT INDEX

99.1 Press release, dated November 4, 2004